===============================================================================


                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 7, 2005


                              GENESIS ENERGY, L.P.
             (Exact name of registrant as specified in its charter)


     Delaware                        1-12295                    76-0513049
(State or other jurisdiction of    (Commission               (I.R.S. Employer
 incorporation or organization)    File Number)             Identification No.)


   500 Dallas, Suite 2500, Houston, Texas                    77002
  (Address of principal executive offices)                (Zip Code)


                          (713) 860-2500 (Registrant's
                     telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)




===============================================================================

Item 1.01. Entry into a Material Definitive Agreement.

     Genesis Energy, L.P. ("GELP") entered into a Consent and Amendment (the "Consent") to its existing credit facility with Genesis Crude Oil, L.P., Genesis Energy, Inc., Fleet National Bank, as administrative agent and lender, U.S. National Bank Association, Guaranty Bank, Bank of Scotland and UFJ Bank Limited, New York Branch effective as of April 15, 2005. The Consent gives GELP more flexibility relating to acquisitions.

A copy of the Consent is included in Exhibit 10.1 attached hereto.

Item 9.01.  Financial Statements and Exhibits

     (c)  Exhibits

            The following materials are filed as exhibits to this Current Report on Form 8-K.

            Exhibit.

            10.1 Consent and Amendment effective as of April 15, 2005, to the Credit Agreement dated as of June 1, 2004 among Genesis Crude Oil, L.P., Genesis Energy, Inc., Genesis Energy, L.P., Fleet National Bank and certain financial institutions.



                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  GENESIS ENERGY, L.P.
                                 (A Delaware Limited Partnership)

                                 By: GENESIS ENERGY, INC., as
                                         General Partner


Date:  December 7, 2005          By:     /s/  ROSS A. BENAVIDES
                                    ----------------------------
                                    Ross A. Benavides
                                    Chief Financial Officer